Statements of Financial Position (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fixed maturities available for sale, amortized cost	$ 1,132,908	$ 1,007,655
Equity securities available for sale, cost	$ 1,521	$ 2,301
Common stock, par value	$ 5	$ 5
Common stock, authorized	400,000	400,000
Common stock, issued	400,000	400,000
Common stock, outstanding	400,000	400,000